UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

Attovia Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43423	92-1510574
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1091 Industrial Road Suite 310
San Carlos, California		94070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 399-5001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ATTO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2026, Attovia Therapeutics, Inc. (the “Company”) issued a press release reporting its financial results for the third quarter ended September 30, 2026. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Section 11 or 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference into any filing by the Company under the Exchange Act or the Securities Act, whether made before or after the date hereof, except as expressly set forth by reference in such filing.

Item 8.01 Other Events.

The Company recently announced positive topline 12-week results from its Phase 1b study of ATTO-1310, a next-generation anti-IL-31 ATTOBODY-based precision itch therapy, in patients with chronic pruritus (“CP”) and high-itch atopic dermatitis (“AD”).

Favorable Tolerability

ATTO-1310 was generally well tolerated in both healthy volunteers (“HV”) and patients. In the HV portion of the study, there was one treatment-emergent adverse event (“TEAE”) that led to treatment discontinuation due to Grade 1 fever. There were no TEAEs that led to study discontinuations in CP and AD patients. There was one serious TEAE (worsening of a pre-existing hiatal hernia), which was deemed unrelated to study treatment.

ATTO-1310 demonstrated low immunogenicity. Anti-drug antibodies were detected in 7.8% of HV and patients, with no observed impact on pharmacokinetics, target engagement, tolerability, or clinical activity.

Pharmacology Supports Potential Quarterly Dosing

In both HV and patient cohorts, a single subcutaneous dose of ATTO-1310 led to rapid, sustained suppression of circulating IL-31 (approximately 95%) through Week 12, and drug concentrations remained above the IC90 throughout this period. Together, these data support the potential for quarterly maintenance dosing of ATTO-1310.

Rapid Itch Relief Deepened and Sustained through Week 12 Following a Single Dose in Patients with CP

A rapid, clinically meaningful reduction in itch of ≥4 points on the Peak Pruritus Numerical Rating Scale (“PP-NRS”), referred to as “PP-NRS4,” was observed as early as Week 2, with 47% of ATTO-1310-treated patients achieving PP-NRS4 vs. 0% with placebo (p < 0.05), increasing to 82% vs. 22% with placebo (p < 0.01) at Week 12. A similar trend was observed in patients who were itch-free or nearly itch-free (“PP-NRS<2”), with 47% of ATTO-1310-treated patients achieving response at Week 12 vs. 0% with placebo (p < 0.05).

Itch Relief and Lesional Improvements Following a Single Dose in Patients with High-Itch AD

In patients with high-itch AD, a rapid reduction in itch was observed as early as Week 2, with 39% of ATTO-1310-treated patients achieving PP-NRS4 vs. 25% with placebo. The ATTO-1310 response rate increased to 44% at Week 4 and was sustained through Week 12. In the pooled placebo group (n=8), the PP-NRS4 response rate increased from 25% at Week 4 to 75% at Week 12. In the more stringent itch-free or nearly itch-free (PP-NRS<2) analysis, 28% (5/18) of ATTO-1310-treated patients achieved a response at Week 12 vs. 13% (1/8) with placebo.

In addition to itch relief, a single dose of ATTO-1310 led to rapid improvements in skin disease severity that deepened through Week 12, with response rates increasing across several stringent Eczema Area and Severity Index (“EASI”) and validated Investigator Global Assessment (“vIGA”) endpoints.

Phase 2 Program

The Company plans to initiate two Phase 2 trials of ATTO-1310. The ATTUNE-CPUO trial aims to enroll approximately 300 patients with chronic pruritus of unknown origin across 78 sites in North America and the EU. The ATTUNE-AD trial aims to enroll approximately 255 patients with high-itch AD across approximately 60 sites in North America, the EU, and the Asia-Pacific region. Both trials are on track to initiate in the first half of 2027.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release announcing financial results, dated November 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current beliefs and expectations of management. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, without limitation, statements concerning the Company’s future plans and prospects; any expectations regarding the safety or efficacy of ATTO-1310, ATTO-2306, and ATTO-1091, and other candidates under development; the ability of such candidates to treat their indications; the planned timing of the Company’s clinical trials, data results, and further development of its product candidates; the sufficiency of the Company’s current cash, cash equivalents, and marketable securities to fund its operations; and the Company’s expected cash runway. In addition, when or if used in this Current Report on Form 8-K, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” “predict,” and similar expressions and their variants, as they relate to the Company, may identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Readers are cautioned that actual results, levels of activity, safety, performance, or events and circumstances could differ materially from those expressed or implied in the Company’s forward-looking statements due to a variety of factors, including risks and uncertainties related to the Company’s ability to advance its product candidates and obtain regulatory approval of and ultimately commercialize such product candidates, the timing and results of preclinical studies and clinical trials, the risk that topline or interim results from clinical trials, including results based on a limited number of patients, may not be predictive of final results or of results of later clinical trials, the Company’s ability to fund development activities and achieve development goals, its ability to protect its intellectual property, general business and economic conditions, and risks related to the impact on its business of macroeconomic and geopolitical conditions, including inflation, volatile interest rates, tariffs, instability in the global banking sector, public health crises, and geopolitical conflicts. Further information on potential risk factors that could affect the Company’s business and its financial results is detailed under the heading “Risk Factors” included in the documents the Company files from time to time with the U.S. Securities and Exchange Commission. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Attovia Therapeutics, Inc.

Date:	November 9, 2026	By:	/s/ Tao Fu
Tao Fu Chief Executive Officer, President and Director (Principal Executive Officer)